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    LAND COURT                         REGULAR SYSTEM
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After recordation, return by mail ( )       pickup ( ) to:

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                                     BILL OF SALE

Seller:            BOTTLES PACKAGING INC., a California corporation

Buyer:             HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation

Division Assets:   Gerosa 3 S.R.L. Kegging Bottling and Packaging System water bottling blow molding system situated at 16-305 Old Volcano
                   Road, Keaau, Hawaii 96749
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         This Bill of Sale made as of the 30th day of September, 1997, by and between BOTTLES PACKAGING INC., a California corporation ("Seller"), and HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation, the post office address of which is 248 Mokauea Street, Honolulu, Hawaii 96819 ("Buyer").

                                W I T N E S S E T H:

         THAT, for and in consideration of the sum of ONE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($1,200,000.00) in the form of cash and promissory note, the receipt of which is hereby acknowledged, Seller does hereby grant, sell, transfer and deliver to Purchaser all of the assets more specifically described on Exhibit "A" attached hereto and incorporated herein by reference (the "Division Assets").

         TO HAVE AND TO HOLD the Division Assets and all the right, title, interest and estate of the Seller in and to the Division Assets, forever, subject to the Security Agreement of even date herewith between Seller and Buyer.

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         AND in consideration of the premises, Seller does hereby covenant and agree to and with the Buyer that Seller is the lawful owner of all of the right, title and interest of the Division Assets; that Seller has good right to sell, assign and transfer said interest in the same; that the Seller's interests in the same are free and clear of all liens, charges and encumbrances suffered or incurred by Seller and other covenants and restrictions; and that Seller will WARRANT AND DEFEND the same unto the Buyer against the lawful claims and demands of all persons arising or accruing under the property on or before the date hereof. Seller's warranty herein shall not abridge or abrogate other existing warranties given by Seller to Buyer, including, but not limited to, warranties of title, merchantability, and fitness for a particular purpose, if any.

         Seller and Buyer make no representations or warranties whatsoever to each other, either expressed or implied, with respect to the tax consequences to the other in connection with the transactions contemplated by this Bill of Sale. Seller and Buyer understand and agree that Seller and Buyer have each made their own respective determination concerning the tax consequences to each of them and Seller and Buyer shall assume all risks in connection therewith.

         The provisions of this Bill of Sale shall be binding upon and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns.

         This Bill of Sale may be executed in any number of counterparts (which may be signed and transmitted by telecopier facsimile if original counterparts in recordable form shall

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be mailed concurrently), each of which counterparts shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed the day and year first above written.

                        BOTTLES PACKAGING, INC., a California corporation

                        By: /s/ OLEG G. DIMITRIEV
                           --------------------------------------
                        Name: Oleg G. Dimitriev
                             ------------------------------------
                        Its: President
                             ------------------------------------
                                                         "Seller"

                        HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation

                        By: /s/ Marcus Bender
                           ---------------------------------------
                        Name:     Marcus Bender
                             -------------------------------------
                        Its:      President
                            --------------------------------------
                                                           "Buyer"


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STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF LOS ANGELES        )

         On this 26TH day of September, 1997, before me personally appeared Oleg G. Dimitriev, to me personally known, who being by me duly sworn, did say that he is the President of BOTTLES PACKAGING INC., a California corporation, and that the instrument was signed and sealed in behalf of the corporation by authority of its Board of Directors, and the said _________________________ acknowledged the instrument to be the free act and deed of the corporation.

                             /s/ CECILIA PALMER
                             -------------------------------------------
                             Notary Public, State of California


                             My commission expires: May 5, 1999
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STATE OF HAWAII                   )
                                  ) ss.
CITY AND COUNTY OF HONOLULU       )

         On this 30th day of September, 1997, before me personally appeared Marcus Bender, to me personally known, who being by me duly sworn, did say that he is the President of HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation, and the said Marcus Bender acknowledged the instrument to be the free act and deed of the corporation.

                             /s/ DARRYL M. TAIRA
                             -------------------------------------------
                             Notary Public, State of Hawaii


                             My commission expires:  June 29, 1999

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